EXHIBIT 32.1

             CERTIFICATION OF CHIEF EXECUTIVE OFFICER
          PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
     PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Lawrence Chimerine, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Dentalserv.com on Form 10-QSB, for the quarter ended June 30, 2007 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Dentalserv.com

                            /s/  Lawrence Chimerine
                            --------------------------------------
                            Lawrence Chimerine
                            President and Chief Executive Officer
                            Dentalserv.com

                            August 10, 2007